UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2024

FLUENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37893	77-0688094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Vesey Street, 9th Floor New York, New York	10282
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 669-7272

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value per share	FLNT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 18, 2024, Fluent, Inc. (the “Company”) held a special meeting of stockholders (the “Meeting”), and the Company’s stockholders voted on two proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on February 12, 2024. There were 81,355,572 shares of the Company’s common stock outstanding on the February 12, 2024 record date for the Meeting and entitled to vote. A total of 60,303,698 shares were present or represented by proxy at the Meeting. Below is a brief description of, and the final voting results for, each proposal.

(1)
The Company’s stockholders approved the proposal to give the Company’s board of directors (the “Board”) the authority, at its discretion, to file a certificate of amendment to the Company’s certificate of incorporation to effect a reverse split of the Company’s issued common stock at a ratio not less than 1-for-2 and not greater than 1-for-15, without reducing the authorized number of shares of the Company’s common stock, with the exact ratio to be selected by the Board in its discretion and to be effected, if at all, in the sole discretion of the Board at any time following stockholder approval of the amendment to the Company’s certificate of incorporation and before March 18, 2025 without further approval or authorization of the Company’s stockholders (the “Reverse Stock Split Proposal”). The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
58,513,670	1,765,370	24,658	0

(2)
The Company’s stockholders approved the adjournment of the Meeting, if necessary or advisable, to solicit additional proxies in favor of the Reverse Stock Split Proposal if there are not sufficient votes to approve such proposal. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
58,282,826	1,559,192	461,680	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fluent, Inc.

March 18, 2024	By:	/s/ Donald Patrick
	Name:	Donald Patrick
	Title:	Chief Executive Officer